Exhibit 99.1

The following is the text of the amendments to Section 31, Section 32, Section 33 and Section 34 of the Bylaws of International Coal Group, Inc. (the “Company”) which have been amended in their entirety as follows:

31. Uncertificated Shares of Stock; Stock Certificates; Stock Records. Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Certificates representing shares of stock of the Company will be in such form as is determined by the Board, subject to applicable legal requirements. Each such certificate will be numbered and its issuance recorded in the books of the Company, and such certificate will exhibit the holder’s name and the number of shares and will be signed by, or in the name of, the Company by the Chairman or the President and the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and will also be signed by, or bear the facsimile signature of, a duly authorized officer or agent of any properly designated transfer agent of the Company. Any or all of the signatures and the seal of the Company, if any, upon such certificates may be facsimiles, engraved or printed. Such certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon may have ceased to be such officer at the time the certificates are issued and delivered.

32. Classes of Stock. The designations, powers, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof, and the qualifications, limitations or restrictions thereof, will be set forth in full or summarized on the face or back of the certificates which the Company issues to represent its stock or, in lieu thereof, such certificates will set forth the office of the Company from which the holders of certificates may obtain a copy of such information at no charge.

Within a reasonable time after the issuance or transfer of uncertificated stock, the Company shall send to the registered owner of thereof a written notice that shall set forth the name of the Company, that the Company is organized under the laws of the state of Delaware, the name of the stockholder, the number and class (and the designated series, if any) of the shares represented, and any restrictions on transfer or registration of such shares of stock imposed by the Company’s articles of incorporation, these Bylaws, any agreement among stockholders or any agreement among shareholders of the Company.

33. Lost, Stolen or Destroyed Certificates. The Secretary may direct (i) a new certificate or certificates or (ii) or uncertificated shares in place of any certificate or certificates previously issued by the Company to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen or destroyed. As a condition precedent to the issuance of a new certificate or certificates or uncertificated shares, the Secretary may require the owners of such lost, stolen or destroyed certificate or certificates to give the Company a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of the new certificate.

34. Transfer. Stock of the Company will be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock will be made on the books of the Company only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer, or proper evidence of succession, assignation or authority to transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Company shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Company shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Company or the transfer agent thereof. Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and the transaction recorded on the books of the Company. No transfer of stock will be valid as against the Company for any purpose until it has been entered in the stock records of the Company by an entry showing from and to whom transferred.